UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2015

Identiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39300 Civic Center Drive, Suite 140 Fremont, California		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 250-8888

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Identiv, Inc. (“the “Company”) is furnishing, as an exhibit to this Current Report on Form 8-K, the unaudited condensed consolidated financial statements as of and for the three-month period ended March 31, 2015, the related management’s discussion and analysis of financial condition and results of operations and other items that would typically be included in a Quarterly Report on Form 10-Q, other than Part I Item 4, Controls and Procedures, and Part II Item 6, exhibits.

Our auditors have not yet completed their review of the financial information and exhibits contained in this Current Report on Form 8-K.

As previously disclosed in the Company’s Form 12b-25 Notification of Late Filing filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2015, the Company has not yet filed with the SEC the Company’s Annual Report on Form 10-K/A for the period ended December 31, 2014 to include the required Part III Information. As disclosed in such filing, the Company has been served with a complaint from a former employee alleging, among other things, certain expense reimbursement issues with respect to certain executive officers and certain other employees of the Company. The Board of Directors of the Company has formed a special committee (the “Committee”) to investigate the allegations contained in such complaint and related matters with the assistance of independent counsel.

The Company is currently unable to predict when it will be in a position to file an amendment to its Annual Report on Form 10-K/A to include the required Part III Information, or the Quarterly Report on Form 10-Q for the period ended March 31, 2015. The Committee and its independent counsel are working to complete the internal investigation as soon as practicable.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit No.	Description

99.1	Unaudited condensed consolidated financial statements and other information as of and for the three-month period ended March 31, 2015

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

May 15, 2015	By:	/s/ Brian Nelson
Brian Nelson
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited condensed consolidated financial statements and other information as of and for the three-month period ended March 31, 2015

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document